ACCRUED EXPENSES	12 Months Ended
Dec. 31, 2011
ACCRUED EXPENSES
10.	ACCRUED EXPENSES

Accrued expenses consist of the following (all amounts in thousands):

	2011	2010
Payroll	$1,192	$1,600
Interest	187	166
Professional fees	328	148
Related party payable (1)	36	—
Other	436	448
	$2,179	$2,362

(1)	In conjunction with the acquisition of CTS, we agreed to assume CTS’ monthly lease and utility payments for building space that CTS leased from the seller. This building space is not utilized by us. We are required to pay these costs until the building is sold, but no later than December 2014. We estimate these monthly payments to be approximately $3,000 per month and we estimate the building will be sold in December 2012, therefore we have estimated the liability as of December 31, 2011 to be $36,000.